Investor Conference Call to Discuss FDA Approval of ANJESO™ (meloxicam) Injection February 20, 2020 NASDAQ: BXRX Exhibit 99.1

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "will" and similar terms and phrases may be used to identify forward-looking statements in this presentation. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. These forward-looking statements are subject to risks and uncertainties including, among other things, our ability to maintain regulatory approval for ANJESO™, our ability to successfully commercialize ANJESO™; the acceptance of ANJESO™ by the medical community, including physicians, patients, health care providers and hospital formularies; our ability and that of our third party manufacturers to successfully scale-up our commercial manufacturing process for ANJESO™, our ability to produce commercial supply in quantities and quality sufficient to satisfy market demand for ANJESO™, our ability to raise future financing for continued product development and ANJESO™ commercialization, our ability to manage costs and execute on our operational and budget plans, the accuracy of our estimates of the potential market for ANJESO™, our ability to achieve our financial goals; and our ability to obtain, maintain and successfully enforce adequate patent and other intellectual property protection. These forward-looking statements should be considered together with the risks and uncertainties that may affect our business and future results included in our filings with the Securities and Exchange Commission at www.sec.gov. These forward-looking statements are based on information currently available to us, and we assume no obligation to update any forward-looking statements except as required by applicable law. Forward-Looking Statements

Introduction Gerri Henwood President and Chief Executive Officer

The first and only once-daily IV analgesic ANJESO is indicated for use in adults for the management of moderate-to-severe pain, alone or in combination with non-NSAID analgesics. Limitation of Use: Because of the delayed onset of analgesia, ANJESO alone is not recommended for use when rapid onset of analgesia is required. Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.baudaxbio.com

Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.baudaxbio.com Indication & Usage Dosing & Administration ANJESO is indicated for use in adults for the management of moderate-to-severe pain, alone or in combination with non-NSAID analgesics. Limitation of Use: Because of the delayed onset of analgesia, ANJESO alone is not recommended for use when rapid onset of analgesia is required. CONTRAINDICATIONS: Known hypersensitivity to meloxicam or any components of the drug product. History of asthma, urticaria, or other allergic-type reactions after taking aspirin or other NSAIDs. In the setting of coronary artery bypass graft (CABG) surgery. Moderate to severe renal insufficiency patients who are at risk for renal failure due to volume depletion. WARNINGS AND PRECAUTIONS Hepatotoxicity: Inform patients of warning signs and symptoms of hepatotoxicity. Discontinue ANJESO immediately if abnormal liver tests persist or worsen or if clinical signs and symptoms of liver disease develop. Hypertension: Patients taking some antihypertensive medications may have impaired response to these therapies when taking ANJESO. Monitor blood pressure. Heart Failure and Edema: Avoid use of ANJESO in patients with severe heart failure unless benefits are expected to outweigh risk of worsening heart failure. Renal Toxicity: Monitor renal function in patients with renal or hepatic impairment, heart failure, dehydration, or hypovolemia. Avoid use of ANJESO in patients with advanced renal disease unless benefits are expected to outweigh risk of worsening renal function. Anaphylactic Reactions: Seek emergency help if an anaphylactic reaction occurs. Exacerbation of Asthma Related to Aspirin Sensitivity: ANJESO is contraindicated in patients with aspirin-sensitive asthma. Monitor patients with preexisting asthma (without aspirin sensitivity). Serious Skin Reactions: Discontinue ANJESO at first appearance of skin rash or other signs of hypersensitivity. Hematologic Toxicity: Monitor hemoglobin or hematocrit in patients with any signs or symptoms of anemia. DRUG INTERACTIONS Drugs That Interfere With Hemostasis (e.g., warfarin, aspirin, SSRIs/SNRIs): Monitor patients for bleeding who are concomitantly taking ANJESO with drugs that interfere with hemostasis. Concomitant use of ANJESO and analgesic doses of aspirin is not generally recommended. ACE Inhibitors, Angiotensin Receptor Blockers (ARB), or Beta-Blockers: Concomitant use with ANJESO may diminish the antihypertensive effect of these drugs. Monitor blood pressure. ACE Inhibitors and ARBs: Concomitant use with ANJESO in elderly, volume depleted, or those with renal impairment may result in deterioration of renal function. In such high risk patients, monitor for signs of worsening renal function. Diuretics: NSAIDs can reduce natriuretic effect of furosemide and thiazide diuretics. Monitor patients to ensure diuretic efficacy including antihypertensive effects. 30 mg once daily, administered by intravenous bolus injection over 15 seconds Monitor patient analgesic response and administer a short-acting, non-NSAID, immediate-release analgesic if response is inadequate Source: ANJESO USPI, 2020 WARNING: RISK OF SERIOUS CARDIOVASCULAR AND GASTROINTESTINAL EVENTS Cardiovascular Risk Non-steroidal anti-inflammatory drugs (NSAIDs) cause an increased risk of serious cardiovascular thrombotic events, including myocardial infarction and stroke, which can be fatal. This risk may occur early in treatment and may increase with duration of use. ANJESO is contraindicated in the setting of coronary artery bypass graft (CABG) surgery. Gastrointestinal Risk NSAIDs cause an increased risk of serious gastrointestinal (GI) adverse events including bleeding, ulceration, and perforation of the stomach or intestines, which can be fatal. These events can occur at any time during use and without warning symptoms. Elderly patients and patients with a prior history of peptic ulcer disease and/or GI bleeding are at greater risk for serious GI events. Selected Important Safety Information ADVERSE REACTIONS The most common adverse reactions in controlled clinical trials occurring in ≥2% of patients treated with ANJESO and at a greater frequency than placebo included: constipation, gamma-glutamyl transferase increased and anemia.

1. Data on file. Baudax Bio, Inc. *The mechanism of action of IV meloxicam, like other NSAIDs, is not completely understood, but involves inhibition of both COX-1 and COX-2 pathways. COX-1 = cyclooxygenase 1; COX-2 = cyclooxygenase 2; IV = intravenous; NSAID = nonsteroidal anti-inflammatory drug; MMA = multimodal analgesia ANJESO (meloxicam) Injection: The First and Only Once-Daily IV Analgesic  Up to 24-hour pain relief Demonstrated Safety & Tolerability COX-2 Preferential IV NSAID* Once-daily IV push Efficacy in orthopedic & soft tissue procedures Evaluated in more than 1400 patients1 That can be incorporated into MMA protocols Ready-to-use, no reconstitution or refrigeration

Source: ANJESO (meloxicam) injection Prescribing Information. 2020; Baudax Bio, Inc. Malvern, PA. Labelling Highlights: Onset of Action & Duration of Effect Onset of Action Label Section Language INDICATIONS AND USAGE ANJESO is indicated for use in adults for the management of moderate-to-severe pain, alone or in combination with non-NSAID analgesics. Limitation of Use: Because of delayed onset of analgesia, ANJESO alone is not recommended for use when rapid onset of analgesia is required.   DOSAGE AND ADMINISTRATION When initiating ANJESO, monitor patient analgesic response. Because the median time to meaningful pain relief was 2 and 3 hours after ANJESO administration in two clinical studies, a non-NSAID analgesic with a rapid onset of effect may be needed, for example, upon anesthetic emergence or resolution of local or regional anesthetic blocks Duration of Effect Label Section Language DOSAGE AND ADMINISTRATION Some patients may not experience adequate analgesia for the entire 24-hour dosing interval and may require administration of a short-acting, non-NSAID, immediate-release analgesic. CLINICAL STUDIES A generally consistent separation in pain scores between the ANJESO and placebo groups was observed from time of onset through most of the dosing interval with a narrowing at the end of the first 24-hour dosing interval. Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.baudaxbio.com

ANJESO™ Clinical Overview Stewart McCallum, MD Chief Medical Officer Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.baudaxbio.com

Meloxicam Clinical Development From Oral to Intravenous Administration



Oral Meloxicam Approval[1]
Elan/Alkermes[2] Begins Development Of ANJESO
Phase 3 ANJESO Clinical Program[3-5]
Phase 3b ANJESO Clinical Studies[2]
ANJESO Approval[6]
2000
2009
2016
2017
2018
2019
Today

- Meloxicam (as a molecule) possesses analgesic, anti-inflammatory, and antipyretic activity
- Oral meloxicam is indicated to treat osteoarthrosis & rheumatoid arthritis in adults
- T_{max} is not achieved until 5-6 hours after oral dosing
- The mean elimination half-life ($t_{1/2}$) for ANJESO 30 mg is approximately 24 hours[6]

Source: 1. MOBIC® (meloxicam) tablets Prescribing Information. 2016; Boehringer Ingelheim Pharmaceuticals, Inc; Ridgefield, CT. 2. Data on file. Baudax Bio, Inc. 3. Pollak R et al. Clin J Pain. 2018;34(10):918-926. 4. Singla N et al. Plast Reconstr Surg Glob Open. 2018;6:e1846. 5. Bergese SD et al. Clin Pharmacol Drug Develop. 2019;8(8) 1062-1072. 6. ANJESO (meloxicam) injection Prescribing Information. 2020; Baudax Bio, Inc. Malvern, PA.

9 Baudax Bio
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Anjeso (meloxicam) injection

MMA is Recommended to Provide Better Pain Control

Numerous clinical practice guidelines recommend multimodal approaches to pain management—including NSAIDs—to provide better pain control while reducing opioids and related adverse events

- American Academy of Orthopaedic Surgeons*
- American College of Surgeons
- American Pain Society
- The Joint Commission*
- American Society of Anesthesiologists
- American Society of Regional Anesthesia and Pain Medicine

"Whenever possible, anesthesiologists should use multimodal pain management therapy…unless contraindicated, patients should receive an around-the-clock regimen of NSAIDs, COXIBs, or APAP."

Practice Guidelines for Acute Pain Management in the Perioperative Setting (2012)[1]

*The American Academy of Orthopaedic Surgeons and The Joint Commission recommend MMA, but do not specifically recommend NSAIDs.

1. American Society of Anesthesiologists Task Force on Acute Pain Management. Anesthesiology. 2012;116(2):248-273

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Anjeso (meloxicam) injection

ANJESO Studied in More Than 1400 Surgical Patients

Orthopedic Procedures

- Bunionectomy[1,6]
- Complex foot[2]
- Molar extraction[3]
- Total hip replacement[2]
- Total knee replacement[2,7]

Soft Tissue Procedures

- Abdominoplasty[4]
- Gastrointestinal[2,7]
- Gynecologic[5]
- Other soft tissue[2]

- Phase 2 efficacy and safety studies: bunionectomy, gynecologic, and molar extraction
- Phase 3 efficacy and safety studies: bunionectomy and abdominoplasty
- Phase 3 safety study: abdominoplasty, bunionectomy, complex foot, gastrointestinal, gynecologic, other soft tissue surgeries, and total hip and knee replacements
- Phase 3b studies: ANJESO was also studied in 120 patients in total knee arthroplasty (n=93) and bowel resection surgery (n=27)

1. Pollak R et al. Clin J Pain. 2018;34(10):918-926.; 2. Bergese SD et al. Clin Pharmacol Drug Develop. 2019;8(8) 1062-1072.; 3. Christensen SE et al. J Clin Pharmacol. 2018;58(5):593-605.; 4. Singla N et al. Plast Reconstr Surg Glob Open. 2018;6:e1846.; 5. Rechberger T et al. Anesth Analg. 2018.; 6. Gottlieb IJ et al. J Pain Res.2018; 11:383-393.; 7. Data on file. Baudax Bio, Inc.

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Anjeso (meloxicam) injection

ANJESO Evaluated in Wide Range of Phase 1 & 2 Studies with 676 Subjects Exposed

Phase 1 Studies[1]	ANJESO	Comparison Agents	Key Findings
Renal Impairment Study GFR (60-89 mL/min/1.73m^2)	Renal Impaired (65-80 yrs)	Normal Renal Function (18-55 yrs)	No dose adjustments required for older renal impaired subjects with ANJESO
Single Ascending Dose QTc Study	30mg-180mg	Placebo	No Clinically Significant Effect on QTc with Clinical or Supratherapeutic Doses of ANJESO

Phase 2 Studies	ANJESO	Comparison Agents	Key Findings
Third Molar Extraction[2]	15 mg-60 mg	Placebo Oral Ibuprofen 400 mg	Dose dependent pain reduction for ANJESO 30mg and 60mg statistically superior to Motrin
Open Abdominal Hysterectomy[3]	5 mg-60 mg	Placebo IV Morphine	Statistically significant pain reductions for all ANJESO groups compared to placebo and 15mg, 30mg and 60mg compared to morphine
Bunionectomy[4]	30 mg-60 mg	Placebo	15-30 sec bolus safe; 30 and 60mg demonstrate comparable efficacy

1. Data on file. Baudax Bio, Inc.; 2. Christensen SE et al. J Clin Pharmacol. 2018;58(5):593-605.; 3. Rechberger T et al. Anesth Analg. 2018.; 4. . Gottlieb IJ et al. J Pain Res.2018; 11:383-393.

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Anjeso (meloxicam) injection

ANJESO Evaluated in Three Phase 3 Studies

Study Population[a]	ANJESO 30 mg	Placebo	Primary Endpoint	Outcome
Bunionectomy[1]	n=100	n=101	SPID48*	31% greater pain reduction vs placebo (p=0.0034)
Abdominoplasty[2]	n=110	n=109	SPID24*	17% greater pain reduction vs placebo (p=0.0145)
Safety study; multiple hard & soft tissue procedures[3]	n=538	n=183	Safety, including number of patients with adverse events up to 28 days after dosing	Adverse Events comparable to placebo

*SPID (Sum of Pain Intensity Differences) is calculated by the sum of the difference between current pain and baseline pain at each post-dose time point. SPID48 = summed pain intensity difference from 0-48 hours, SPID24 = summed pain intensity difference from 0-24 hours. [a]All studies completed with efficacy, safety and opioid reduction data.

1. Pollak RA et al. Clin J Pain. 2018;34(10):918-926. 2. Singla N et al. Plast Reconstr Surg Glob Open. 2018;6:e1846. 3. Bergese SD et al. Clin Pharmacol Drug Dev. 2019;8(8) 1062-1072.

13 BAUDAX BIO
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Anjeso (meloxicam) injection

Source: ANJESO Prescribing Information ANJESO Adverse Events Across All Phase 3 Studies Adverse Reactions in Placebo-Controlled Phase 3 Clinical Trials occurring in ≥2% of Patients Treated with ANJESO and at a greater frequency than Placebo ANJESO 30 mg (n=748) Placebo (n=393) % (n) % (n) Constipation 57 (7.6%) 24 (6.1%) Gamma-Glutamyl Transferase Increased 21 (2.8%) 6 (1.5%) Anemia 18 (2.4%) 4 (1.0%) ANJESO (n=748)

Primary Objective: Safety and tolerability as evaluated by adverse events, clinical laboratory tests, opioid consumption, vital sign measurements, wound evaluation, and ECGs Study Design: Double-blind, randomized, placebo-controlled study in patients undergoing major elective surgery. Site-specific standard of care analgesia were used for pain management *As of February 2020. Study date: May 2017. CABG=coronary artery bypass graft. Source: Bergese SD et al. Clin Pharmacol Drug Dev. 2019;8(8) 1062-1072. ANJESO Evaluated in the Largest, Double-blind, Placebo-Controlled Safety Trial* of an IV NSAID to Date (N=721)

Two Phase 3b Health Economic Studies Completed with Preoperative Administration of ANJESO

Study Population[1]	ANJESO 30 mg	Placebo	Primary Endpoint	Selection of Secondary Endpoints	Selection of Results[2]
Total Knee Arthroplasty (TKA)	n=93	n=88	Evaluate efficacy of preoperative* administration measured by total opioid consumption	Evaluate impact on pain control and healthcare resource utilization	Preoperative administration of ANJESO as part of a MMA regimen was associated with lower total costs >$2,000 during the hospital stay than patients in the placebo group
Bowel Resection Surgery	n=27	n=28	Evaluate safety and tolerability of preoperative* administration	Evaluate impact on hospital LOS, opioid consumption and healthcare resource utilization	Preoperative administration of ANJESO as part of a MMA regimen was well tolerated and decreased mean LOS by 1.2 days (3.2 vs 4.4 days)

* Preoperative dosing = ANJESO 30mg was administered prior to surgical incision (TKA) or 30 minutes prior to the start of surgery (bowel resection), then once-daily while in hospital until discharge or IV analgesic was no longer appropriate.
1. Studies completed with efficacy, safety, opioid reduction and healthcare resource utilization measures.
2. Data on file. Baudax Bio, Inc. Abstracts and publications pending. MMA = multimodal analgesia; LOS = length of stay

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Source: ANJESO Prescribing Information. *Vial size approximately 16 X 34.5 mm ANJESO (meloxicam) Injection: The First and Only Once-Daily IV Analgesic  Dosing and Administration Highlights Once-daily, IV bolus injection push over 15 seconds Administered as a 30-mg (1 mL) Available as a small* (2 mL) single-use vial Ready-to-use No reconstitution required Room temperature storage – no need to refrigerate When initiating ANJESO, monitor patient analgesic response. Because the median time to meaningful pain relief was 2 and 3 hours after ANJESO administration in two clinical studies, a non-NSAID analgesic with a rapid onset of effect may be needed, for example, upon anesthetic emergence or resolution of local or regional anesthetic blocks. Some patients may not experience adequate analgesia for the entire 24-hour dosing interval and may require administration of a short-acting, non-NSAID, immediate-release analgesic.

Market Opportunity & Launch Plans John Harlow Chief Commercial Officer Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.baudaxbio.com

50 Million procedures $6 Billion 50 Million procedures Few alternatives Complex Market IV Pain Management Opportunity

Source: Blinded market research feedback on market dynamics. Market Research Indicators of Success: Need To Demonstrate Clinical & Economic Value CLINICAL VALUE May avoid risks of analgesic-related AEs that lead to complications or prolong hospital stay Has potential for early patient mobilization so rehab begins within 24 hours May prevent avoidable readmissions due to surgical complications, adverse drug events or pain at the surgical site ECONOMIC VALUE Ambulatory surgical centers are looking to perform more complex procedures with higher reimbursements and discharge patients on the same day Hospitals are looking to speed up patient discharge, reduce inpatient admission, and/or length of stay ECONOMIC CLINICAL Influence Clinical Value Cost Economic Value

Large Opportunity Waiting For Non-Opioid Solutions: Market Can Be Targeted Efficiently & Effectively

	HOSPITAL INPATIENT	HOPD	ASC	TOTAL
ADDRESSABLE PROCEDURES*	11m	9m	2.2m	~22m Procedures
CORE TARGET PROCEDURES	Orthopedic (Hip/Knee, Spine, other); General Surgery; Colorectal			
TARGETED PROCEDURES	3.4m	6.9m	1.0m	~11.3m Procedures
TARGETED ACCOUNTS	~1,450 HOSPITALS		~550 ASCs	~2,000 Accounts

Source: Definitive, LexisNexis and Company Estimates. *Includes addressable procedures where ANJESO use is anticipated.

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Anjeso (meloxicam) injection

ANJESO Stated Shares in Market Surveys Remain Consistently Positive

Approximately 65% of MDs surveyed believe they would likely use ANJESO with stated procedure shares ranging from 39-52%


Anticipated Change in Share in PACU Setting
% of Surgeries[1]
Oral Opioids
-6%
Fentanyl
-6%
IV Opioids
-13%
IV Ketorolac
-7%
IV Ibuprofen
-1%
IV Acetaminophen
-3%
Local Injections
0%
ANJESO
26%


ANJESO Stated Share by Procedure Type -
% of Patients[2]
Knee & Shoulder Arthroscopy
46%
Total Hip Replacement
45%
Total Knee Replacement
47%
Other Orthopedic Procedures
40%
Hernia Repair
52%
Laproscopic Cholesysectomy
48%
Soft Tissue Procedures
39%
Bowel Resection and Other Colorectal Procedures
44%

*Product profile in surveys was fair balanced, based on clinical data and similar to final label. Stated shares do not account for possible access restrictions (i.e. special order, quantity limits, specific procedural prescribing, limitations by site of care, etc.) 1. December 2017 - Blinded, Third Party Market Research, n=462. 2. January 2020 - Blinded, Third Party Market Research, n=400. PACU = Post-Anesthesia Care Unit

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Anjeso (meloxicam) injection

Commercial Launch Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.baudaxbio.com

Abbreviations: EMR = Electronic Medical Records, IPAT = Inpatient, HOPD = Hospital Outpatient Department, ASCs = Ambulatory Surgical Centers, HCP = Healthcare Practitioner Launching in the Acute Care Space: ASCs Provide a Strategic Entry Point for Early Experience Traditional Hospital Launches Focus on the Institutions Our Approach – Focus on the Physician and Their Settings of Care HCP Hospital IPAT HOPD ASC Deciding to Evaluate P+T Review Physician Usage Implementation (EMR & Order Sets) ASCs typically have lower barriers to adoption and early usage can drive formulary reviews

Prepared for an Efficient Launch

Solid Foundation → **Efficient Launch**

Surgical claims data identified ~2,000 accounts that cover 80% of the market

Launching with ~50 Reps enables coverage of 800-1,000 accounts (~50% of market)

Prior field team activity qualified and prioritized ~300 "Fast Start" accounts


Total Accounts:
1500 Hospitals & 500 ASCs
Launch Targets:
800 – 1000 Accounts
"Fast Start" Targets:
~200 Hospitals &
~100 ASCs

Source: Definitive, LexisNexis and Company Estimates. *Includes addressable procedures where ANJESO use is anticipated.

25 BAUDAX BIO
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Anjeso (meloxicam) injection

Wholesale Acquisition Cost: ANJESO and Other Non-Opioids



Anjeso™
(meloxicam) injection
$94.00
$9.84
$47.37
$69.40
$94.74
$142.11
$173.84
$$334.18
IV Ketorolac (per day)
Ofirmev (per dose)
Caldolor (4X dose)
Ofirmev (2X dose)
Ofirmev (3X dose)
Ofirmev (4X dose)
Exparel (per dose)
Note: For illustration only. Not drawn to scale

Strong Economic Evidence Available at Launch	
	▪ **Economic Analysis** of two Phase 3b studies completed with positive data available at launch ▪ **Budget Impact & Cost Effectiveness Models** to address ANJESO cost effectiveness vs. other IV analgesics ▪ **Retrospective Analyses** of claims database that models real-world AE rates and costs

Source: Wholesale Acquisition Cost Prices from Red Book accessed January 2020, which may not represent a customer's cost. Price per day equals dosing schedule times price per dose. Dosing schedule according to product prescribing information for 24-hour coverage. Generic ketorolac has multiple manufacturers, price reflects the lowest manufacturer WAC.

26 Baudax BIO
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Anjeso (meloxicam) injection

AWP=average wholesale price; DRG=diagnosis related group. Surgical Setting Coding and Reimbursement at Launch Medicare Use C9399 Reimbursed at 80% of 95% of AWP Medicare Use J3490 Reimbursement bundled into DRG payment Commercial Use J3490 May be bundled with procedure or separately reimbursed based on the facility contract Commercial Use J3490 May be bundled with procedure or separately reimbursed based on the facility contract Commercial Use J3490 Bundled and part of a case rate Medicare Use C9399 Reimbursed at 80% of 95% of AWP Miscellaneous reimbursement codes available day 1 of launch Ambulatory Surgery Centers Hospital Outpatient Hospital Inpatient

Source: Centers for Medicare & Medicaid Services (CMS) updated its Healthcare Common Procedural Coding System (HCPCS) Level II coding procedures in November 2019 to enable shorter and more frequent HCPCS code application cycles. More information can be found at https://www.cms.gov/Medicare/Coding/MedHCPCSGenInfo 2020 C-Code & J-Code Application Timelines July 2020 CMS posts final decision March 1, 2020 Apply for unique C-code after FDA approval July 1, 2020 Earliest possible date C-code would be effective C-Code Application Timeline - Quarterly J-Code Application Timeline - Quarterly Miscellaneous C-code (C9399) can be used until unique C-code assigned Miscellaneous J-code (J3490) can be used until unique J-code assigned If granted, 3 years of pass-through coverage until June 30, 2023 July 2020 March 2020 April 2020 Oct 2020 April 6, 2020 Apply for unique J-code after FDA approval October 2020 J-code effective if granted and replaces unique C-code: Pass-through continues until June 30, 2023 Pass-through continues until June 30, 2023 July 2020 April 2020

1. Data on file. Baudax Bio, Inc. *The mechanism of action of IV meloxicam, like other NSAIDs, is not completely understood, but involves inhibition of both COX-1 and COX-2 pathways. COX-2 = cyclooxygenase 2; IV = intravenous; NSAID = nonsteroidal anti-inflammatory drug; MMA = multimodal analgesia ANJESO (meloxicam) Injection: The First and Only Once-Daily IV Analgesic  Up to 24-hour pain relief Demonstrated Safety & Tolerability COX-2 Preferential IV NSAID* Once-daily IV push Efficacy in orthopedic & soft tissue procedures Evaluated in more than 1400 patients1 That can be incorporated into MMA protocols Ready-to-use, no reconstitution or refrigeration

NASDAQ: BXRX Question and Answer Session

Important Safety Information Please see Important Safety Information on slides 30-33 and full Prescribing Information at this presentation.

Indication and Boxed Warning INDICATION ANJESO is indicated for use in adults for the management of moderate-to-severe pain, alone or in combination with non-NSAID analgesics. Limitation of Use: Because of delayed onset of analgesia, ANJESO alone is not recommended for use when rapid onset of analgesia is required. IMPORTANT SAFETY INFORMATION WARNING: RISK OF SERIOUS CARDIOVASCULAR AND GASTROINTESTINAL EVENTS Cardiovascular Risk Non-steroidal anti-inflammatory drugs (NSAIDs) cause an increased risk of serious cardiovascular thrombotic events, including myocardial infarction and stroke, which can be fatal. This risk may occur early in treatment and may increase with duration of use. ANJESO is contraindicated in the setting of coronary artery bypass graft (CABG) surgery. Gastrointestinal Risk NSAIDs cause an increased risk of serious gastrointestinal (GI) adverse events including bleeding, ulceration, and perforation of the stomach or intestines, which can be fatal. These events can occur at any time during use and without warning symptoms. Elderly patients and patients with a prior history of peptic ulcer disease and/or GI bleeding are at greater risk for serious GI events.

Important Safety Information (cont) CONTRAINDICATIONS ANJESO is contraindicated in patients with: Known hypersensitivity (eg, anaphylactic reactions and serious skin reactions) to meloxicam or any components of the drug product. History of asthma, urticaria, or other allergic-type reactions after taking aspirin or other NSAIDs. In the setting of coronary artery bypass graft (CABG) surgery. Moderate to severe renal insufficiency patients who are at risk for renal failure due to volume depletion. WARNINGS AND PRECAUTIONS Hepatotoxicity: Elevations of ALT or AST have been reported in patients with NSAIDs. In addition, rare, sometimes fatal, cases of severe hepatic injury including fulminant hepatitis, liver necrosis, and hepatic failure have been reported. Inform patients of warning signs and symptoms of hepatotoxicity. Discontinue ANJESO immediately if abnormal liver tests persist or worsen or if clinical signs and symptoms of liver disease develop. Hypertension: NSAIDs including ANJESO can lead to new onset of hypertension or worsening of preexisting hypertension, which may contribute to the increased incidence of cardiovascular (CV) events. Patients taking some antihypertensive medications may have impaired response to these therapies when taking NSAIDs. Monitor blood pressure. Heart Failure and Edema: NSAID use increased the risk of myocardial infarction (MI), hospitalization for heart failure, and death. Avoid use of ANJESO in patients with severe heart failure unless benefits are expected to outweigh risk of worsening heart failure. If ANJESO is used in patients with severe heart failure, monitor patients for signs of worsening heart failure.

Important Safety Information (cont) Post MI Patients: Avoid the use of ANJESO in patients with recent MI unless the benefits are expected to outweigh the risk of recurrent CV thrombotic events. If ANJESO is used in these patients, monitor for signs of cardiac ischemia. Renal Toxicity: Long-term administration of NSAIDs has resulted in renal papillary necrosis, renal insufficiency, acute renal failure, and other renal injury. ANJESO is not recommended in patients with moderate to severe renal insufficiency and is contraindicated in patients with moderate to severe renal insufficiency who are at risk for renal failure due to volume depletion. Correct volume status in dehydrated or hypovolemic patients prior to initiating ANJESO. Monitor renal function in patients with renal or hepatic impairment, heart failure, dehydration, or hypovolemia. Avoid use of ANJESO in patients with advanced renal disease unless benefits are expected to outweigh risk of worsening renal function. If ANJESO is used in patients with advanced renal disease, monitor patients for signs of worsening renal function. Anaphylactic Reactions: Meloxicam has been associated with anaphylactic reactions in patients with and without known hypersensitivity to meloxicam and in patients with aspirin-sensitive asthma. Seek emergency help if an anaphylactic reaction occurs. Exacerbation of Asthma Related to Aspirin Sensitivity: ANJESO is contraindicated in patients with aspirin-sensitive asthma. Monitor patients with preexisting asthma (without aspirin sensitivity). Serious Skin Reactions: NSAIDs, including ANJESO, can cause serious skin reactions, including exfoliative dermatitis, Stevens-Johnson Syndrome (SJS), and toxic epidermal necrolysis (TEN), which can be fatal and can occur without warning. Discontinue ANJESO at first appearance of skin rash or other signs of hypersensitivity. Hematologic Toxicity: Anemia has occurred in NSAID-treated patients. Monitor hemoglobin or hematocrit in patients with any signs or symptoms of anemia. NSAIDs, including ANJESO, may increase the risk of bleeding events. Monitor patients for signs of bleeding.

Important Safety Information (cont)

DRUG INTERACTIONS

Drugs That Interfere With Hemostasis (eg, warfarin, aspirin, SSRIs/SNRIs): Monitor patients for bleeding who are concomitantly taking ANJESO with drugs that interfere with hemostasis. Concomitant use of ANJESO and analgesic doses of aspirin is not generally recommended.

Angiotensin Converting Enzyme (ACE) Inhibitors, Angiotensin Receptor Blockers (ARB), or Beta-Blockers: Concomitant use with ANJESO may diminish the antihypertensive effect of these drugs. Monitor blood pressure.

ACE Inhibitors and ARBs: Concomitant use with ANJESO in elderly, volume depleted, or those with renal impairment may result in deterioration of renal function. In such high-risk patients, monitor for signs of worsening renal function.

Diuretics: NSAIDs can reduce natriuretic effect of furosemide and thiazide diuretics. Monitor patients to ensure diuretic efficacy including antihypertensive effects.

ADVERSE REACTIONS
The most common adverse reactions in controlled clinical trials occurring in ≥2% of patients treated with ANJESO and at a greater frequency than placebo included: constipation, gamma-glutamyl transferase increased and anemia.

USE IN SPECIFIC POPULATIONS

Pregnancy: Use of NSAIDs during the third trimester of pregnancy increases the risk of premature closure of the fetal ductus arteriosus. Avoid use of NSAIDs in pregnant women starting at 30 weeks gestation.

Infertility: NSAIDs are associated with reversible infertility. Consider withdrawal of ANJESO in women who have trouble conceiving.

Please see full Prescribing Information, including Boxed Warning, at www.baudaxbio.com.

35 BAUDAX BIO
Please see Important Safety Information including BOXED WARNING at the end of presentation.
Full Prescribing Information at www.baudaxbio.com
Anjeso (meloxicam) injection